Exhibit 10.9

SECURITY AGREEMENT

This SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules hereto, this “Agreement”) is made as of August 15, 2008, among the Grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex 1 (collectively, jointly and severally, “Grantors” and each individually, “Grantor”), and INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation, for itself and as agent for the Purchasers defined below (together with its successors and assigns, if any, in such capacity “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Note and Warrant Purchase Agreement dated as of August 4, 2008 (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Note Purchase Agreement”) among Progressive Gaming International Corporation, a Nevada corporation (“Issuer”), each Subsidiary of the Issuer listed as a “Guarantor” on the signature pages thereto (such Subsidiaries, together with any additional entities that become guarantors pursuant to the requirements of Section 6.01(b) thereof or otherwise, each a “Guarantor” and collectively, jointly and severally, the “Guarantors”), the noteholders that are, from time to time, parties thereto (each a “Purchaser” and collectively, the “Purchasers”), and Agent, the Purchaser Group is willing to make certain financial accommodations available to Issuer from time to time pursuant to the terms and conditions thereof, and

WHEREAS, Agent has agreed to act as Agent for the benefit of the Purchaser Group in connection with the transactions contemplated by this Agreement, and

WHEREAS, in order to induce the Purchaser Group to enter into the Note Purchase Agreement and the other Purchase Documents and to induce the Purchaser Group to make financial accommodations to Issuer as provided for in the Note Purchase Agreement, Grantors have agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, (a) all of the present and future obligations (other than the obligations of the Issuer to deliver Conversion Shares upon conversion of any Note but not any monetary amount due under any Note, including without limitation, any amounts due for failure to timely deliver the Conversion Shares) of each Grantor arising from this Agreement, the Note Purchase Agreement, any Guaranty or any other Purchase Document, and (b) all Obligations of Issuer or any Grantor, including, in the case of each of clauses (a) and (b), reasonable attorneys fees and expenses and any interest, fees or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding (clauses (a) and (b) being hereinafter referred to as the “Secured Obligations”), it being acknowledged and agreed that for purposes of the definition of “Secured Obligations,” the “Purchase Documents” shall exclude the Warrants, the Conversion Shares and the Warrant Shares, and

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. All capitalized terms used herein (including, in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Note Purchase Agreement. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Note Purchase Agreement; provided, however, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a) “Account” means an account (as that term is defined in the Code).

(b) “Account Debtor” means any Person who is obligated on an Account, chattel paper, or a general intangible.

(c) “Agent” has the meaning specified therefor in the preamble to this Agreement.

(d) “Agreement” has the meaning specified therefor in the preamble to this Agreement.

(e) “Books” means books and records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s goods or General Intangibles related to such information).

(f) “Capital Stock” has the meaning specified therefor in the Note Purchase Agreement.

(g) “Cash and Cash Equivalents” has the meaning specified therefor in the Note Purchase Agreement.

(h) “CFC” has the meaning specified therefor in the Note Purchase Agreement.

(i) “Chattel Paper” means chattel paper (as that term is defined in the Code) and includes tangible chattel paper and electronic chattel paper.

(j) “Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

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(k) “Collateral” has the meaning specified therefor in Section 2 hereof.

(l) “Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 3 attached hereto (“Commercial Tort Claims”).

(m) “Control Agreement” means a control agreement, in form and substance customary for such agreements and satisfactory to Agent, executed and delivered by Grantors or any of their Subsidiaries, Agent, and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account).

(n) “Copyright Security Agreement” means each Copyright Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Purchaser Group, in substantially the form of Exhibit A attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Purchaser Group, a security interest in all their respective Copyrights.

(o) “Copyrights” means any and all copyrights and copyright registrations, including, the copyright registrations and recordings thereof and all applications in connection therewith listed on Schedule 1 attached hereto and made a part hereof, and (i) all reissues, continuations, extensions or renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor’s business symbolized by the foregoing and connected therewith, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(p) “Deposit Account” means a “deposit account” (as that term is defined in the Code).

(q) “Equipment” means “equipment” (as that term is defined in the Code) and includes machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), computer hardware, tools, parts, and goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

(r) “Event of Default” has the meaning specified therefor in Section 9.01 of the Note Purchase Agreement.

(s) “Excluded Assets” means with respect to any Grantor (i) any leases, permits, licenses (including Gaming Licenses) or other contracts or agreements or other assets or property to the extent that a grant of a Lien thereon (x) is prohibited by law or would constitute or result in the abandonment, invalidation or unenforceability of any right, title or interest of such Grantor therein pursuant to applicable law, (y) would require the consent of third parties

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and such consent has not been obtained after such Grantor has used commercially reasonable efforts to try to obtain such consent, or (z) other than as a result of requiring a consent of third parties that has not been obtained, would result in a breach of the provisions thereof, or constitute a default under or result in a termination of, such lease, permit, license, contract or agreement (other than to the extent that any such provisions thereof would be rendered ineffective pursuant to Section 9-406, 9-407 or 9-408 of the Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law); provided, however, that Excluded Assets shall not include (and, accordingly, Collateral shall include) any and all Proceeds of any such assets; and provided, further, that, with respect to each Excluded Asset described in this clause (i), immediately upon the uneffectiveness, lapse or termination of such prohibition, or the obtaining of any required approvals, the provisions that would be so breached or such breach, default or termination or immediately upon the obtaining of any such consent or approval, the Excluded Assets shall not include, and such Grantor shall be deemed to have granted a security interest in, all such leases, permits, licenses, contracts and agreements and such other assets and property as if such prohibition, the provisions that would be so breached or such breach, default or termination had never been in effect and as if such consent or approval had not been required; and (ii) voting Capital Stock of any Subsidiary of such Grantor that is a CFC solely to the extent that (A) such Capital Stock represents more than 65% of the outstanding voting Capital Stock of such Subsidiary, and (B) hypothecating more than 65% of the total outstanding voting Capital Stock of such Subsidiary would result in material adverse tax consequences.

(t) “Gaming Laws” has the meaning specified therefor in the Note Purchase Agreement.

(u) “Gaming License” has the meaning specified therefor in the Note Purchase Agreement.

(v) “Gaming Subsidiaries” has the meaning specified therefor in the Note Purchase Agreement.

(w) “General Intangibles” means general intangibles (as that term is defined in the Code) and includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark, Patent, or Copyright), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, uncertificated securities, and any other personal property other than commercial tort claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

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(x) “Grantor” and “Grantors” have the meaning specified therefor in the preamble to this Agreement.

(y) “Guarantor” and “Guarantors” have the meaning specified therefor in the recitals to this Agreement.

(z) “Guaranty” has the meaning specified therefor in the Note Purchase Agreement.

(aa) “Insolvency Proceeding” has the meaning specified therefor in the Note Purchase Agreement.

(bb) “Intellectual Property” means any and all Intellectual Property Licenses, Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and customer lists.

(cc) “Intellectual Property Licenses” means any license of patent, trademark, copyright or other intellectual property, including software license agreements with any other party, whether the applicable Grantor is a licensee or licensor under any such license agreement, including, the license agreements listed on Schedule 1 attached hereto and made a part hereof, and the right to use the foregoing in connection with the enforcement of the Purchaser Group’s rights under the Purchase Documents, including, the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses.

(dd) “Inventory” means inventory (as that term is defined in the Code).

(ee) “Investment Related Property” means (i) any and all investment property (as that term is defined in the Code), and (ii) any and all of the following regardless of whether classified as investment property under the Code: all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(ff) “Issuer” has the meaning specified therefor in the recitals to this Agreement.

(gg) “Mississippi Gaming Authorities” has the meaning specified therefor in the Note Purchase Agreement.

(hh) “Negotiable Collateral” means letters of credit, letter of credit rights, instruments, promissory notes, drafts and documents (as that term is defined in the Code).

(ii) “Nevada Gaming Authorities” has the meaning specified therefor in the Note Purchase Agreement.

(jj) “NGC” means the Nevada Gaming Commission.

(kk) “NGCB” means the Nevada State Gaming Control Board.

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(ll) “Note Purchase Agreement” has the meaning specified therefor in the recital to this Agreement.

(mm) “Obligations” has the meaning specified therefor in the Note Purchase Agreement.

(nn) “Patent Security Agreement” means each Patent Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Purchaser Group, in substantially the form of Exhibit B attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Purchaser Group, a security interest in all their respective Patents.

(oo) “Patents” means any and all patents and patent applications, including, the patents and patent applications listed on Schedule 1 attached hereto and made a part hereof, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, and (iv) all of each Grantor’s rights corresponding thereto throughout the world.

(pp) “Permitted Liens” has the meaning specified therefor in the Note Purchase Agreement.

(qq) “Person” has the meaning specified therefor in the Note Purchase Agreement.

(rr) “Pledged Companies” means, each Person listed on Schedule 4 hereto as a “Pledged Company”, together with each other Person, all or a portion of whose Capital Stock, is acquired or otherwise owned by a Grantor after the Closing Date.

(ss) “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Capital Stock now or hereafter owned by such Grantor, regardless of class or designation, including, in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including, any certificates representing the Capital Stock, the right to request after the occurrence and during the continuation of an Event of Default that such Capital Stock be registered in the name of Agent or any of its nominees, the right to receive any certificates representing any of the Capital Stock and the right to require that such certificates be delivered to Agent together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by such Grantor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

(tt) “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit C to this Agreement.

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(uu) “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that is a limited liability company.

(vv) “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that is a partnership.

(ww) “Proceeds” has the meaning specified therefor in Section 2 hereof.

(xx) “Purchaser” and “Purchasers” have the meaning specified therefor in the recitals to this Agreement.

(yy) “Purchaser Group” means, individually and collectively, each of the Purchasers and Agent.

(zz) “Purchase Document” has the meaning specified therefore in the Note Purchase Agreement.

(aaa) “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor or any Subsidiary of any Grantor and the improvements thereto.

(bbb) “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(ccc) “Required Library” has the meaning specified therefor in the Note Purchase Agreement.

(ddd) “Security Interest” has the meaning specified therefor in Section 2 in hereof.

(eee) “Secured Obligations” has the meaning specified in the recitals to this Agreement

(fff) “Securities Account” means a securities account (as that term is defined in the Code).

(ggg) “Source Code” means a complete copy of the annotated source code for each current version or versions (including all a.x and a.x.y releases but excluding the a.x.y versions that are bug fixes) and related materials of or for each item of computer software programs or other technology of any Grantor constituting the Required Library, in machine-readable form on machine-readable storage medium suitable for long-term storage and compatible with commonly-available computer systems then in use by any Grantor’s licensees of the computer software programs comprising the Required Library and which, when compiled, will produce the object code version of said software, including without limitation all existing encryption code, system documentation and flowcharts, algorithm and subroutine descriptions, memory and overlay maps, name and/or label conventions, program narrators, source code

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listings and other documentation and commentary necessary or desirable for a reasonably competent computer programmer to install, maintain, service, and otherwise use the software programs comprising the Required Library, and with respect to the currently shipping versions of the software programs comprising the Required Library, to modify and enhance such software programs, without the aid of any Grantor, as may be necessary or desirable for the Agent, as agent, to benefit from its rights under the Note Purchase Agreement and this Agreement.

(hhh) “Source Code Escrow Agreement” means a source code escrow agreement with respect to the Source Code, in form and substance satisfactory to Agent, among each Grantor, Issuer, Agent, and an escrow agent satisfactory to Agent in its sole and absolute discretion.

(iii) “Supporting Obligation” means Supporting Obligation (as such term is defined in the Code), and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments, or Investment Related Property.

(jjj) “Trademarks” means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 1 attached hereto and made a part hereof, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor’s business symbolized by the foregoing and connected therewith, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(kkk) “Trademark Security Agreement” means each Trademark Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Purchaser Group, in substantially the form of Exhibit D attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Purchaser Group, a security interest in all their respective Trademarks.

(lll) “URL” means “uniform resource locator,” an internet web address.

2. Grant of Security. Each Grantor hereby unconditionally grants, assigns and pledges to Agent, for the benefit of the Purchaser Group, a continuing security interest (hereinafter referred to as the “Security Interest”) in all personal property of such Grantor whether now owned or hereafter acquired or arising and wherever located, including such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

(a) all of such Grantor’s Accounts;

(b) all of such Grantor’s Books;

(c) all of such Grantor’s Chattel Paper;

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(d) all of such Grantor’s interest with respect to any Deposit Account or Securities Account;

(e) all of such Grantor’s Equipment and fixtures;

(f) all of such Grantor’s General Intangibles;

(g) all of such Grantor’s Inventory;

(h) all of such Grantor’s Investment Related Property;

(i) all of such Grantor’s Negotiable Collateral;

(j) all of such Grantor’s rights in respect of Supporting Obligations;

(k) all of such Grantor’s interest with respect to any Commercial Tort Claims;

(l) all of such Grantor’s money, Cash and Cash Equivalents, or other assets of each such Grantor that now or hereafter come into the possession, custody, or control of Agent or any other member of the Purchaser Group;

(m) all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or commercial tort claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Cash and Cash Equivalents, Chattel Paper, Deposit Accounts, Securities Accounts, Equipment, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, Commercial Tort Claims, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the property of Grantors, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing Collateral (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, proceeds of any indemnity or guaranty payable to any Grantor or Agent from time to time with respect to any of the Investment Related Property.

The foregoing to the contrary notwithstanding, “Collateral” shall not include the Excluded Assets.

3. Security for Obligations. This Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Purchaser Group or any of them, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

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4. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including, the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent or any other member of the Purchaser Group of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the members of the Purchaser Group shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the members of the Purchaser Group be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and while it remains continuing, except as otherwise provided in this Agreement, the Note Purchase Agreement, or the other Purchase Documents, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Note Purchase Agreement and the other Purchase Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including, all voting, consensual, and dividend rights, shall remain in the applicable Grantor until the occurrence and continuance of an Event of Default and until Agent shall notify the applicable Grantor of Agent’s exercise of voting, consensual, or dividend rights with respect to the Pledged Interests pursuant to Section 15 hereof.

5. Representations and Warranties. Each Grantor hereby represents and warrants, as to itself, as follows:

(a) The exact legal name of such Grantor is set forth on the signature pages of this Agreement or, if such Grantor has provided a written notice to Agent pursuant to Section 6.02(c) of the Note Purchase Agreement, as set forth in such notice.

(b) Schedule 4 attached hereto sets forth all Real Property owned by such Grantor as of the Closing Date.

(c) Such Grantor is the sole legal and beneficial owner, nonexclusive licensee, or exclusive licensee of all Intellectual Property that is necessary to, or economically desirable in connection with, the conduct of its business as currently contemplated. As of the Closing Date, such Grantor has no interest in, or title to, any Intellectual Property Licenses (other than Intellectual Property Licenses to use commercial off-the-shelf software, which Intellectual Property Licenses to use such commercial off-the-shelf software each individually have a fair market value of less than $500), Patents, Trademarks, or registered Copyrights except as set forth on Schedule 1 attached hereto. This Agreement is effective to create a valid and continuing Lien on such Copyrights, Intellectual Property Licenses (except to the extent the same is an Excluded Asset), Patents and Trademarks and, upon filing of the Copyright Security Agreement with the United States Copyright Office and filing of the Patent Security Agreement and the Trademark

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Security Agreement with the United States Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 5 hereto, all action necessary or desirable to protect and perfect the Security Interest in and to such Grantor’s United States Patents, United States Trademarks, or United States Copyrights has been taken and such perfected Security Interests are enforceable as such as against any and all creditors of and purchasers from such Grantor, except as may be limited by applicable bankruptcy, insolvency, reorganization moratorium or other similar laws and except as limited by general principles of equity. Such Grantor has no interest in any Copyright registered with the United States Copyright Office that is necessary in connection with the operation of the Issuer’s business, except for those registered Copyrights, identified on Schedule 1 attached hereto.

(d) This Agreement creates a valid security interest in the Collateral of such Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of a financing statement listing such Grantor, as debtor, and Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 5 attached hereto. Upon the making of such filings, Agent shall have a first priority perfected security interest (subject to Permitted Liens) in the Collateral of such Grantor to the extent such security interest can be perfected by the filing of a financing statement. All action by any Grantor necessary to protect and perfect such security interest on each item of Collateral has been duly taken.

(e) (i) Except for the Security Interest created hereby, each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests of such Grantor (including the Pledged Interests indicated on Schedule 2 as being owned by such Grantor); (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute the percentage of the issued and outstanding Capital Stock of the Pledged Companies identified as held by any such Grantor on Schedule 2 hereto as supplemented or modified by any Pledged Interests Addendum or any Supplement to this Agreement; (iii) subject to compliance with applicable mandatory Gaming Laws, such Grantor has the right and requisite authority to pledge, the Investment Related Property pledged by such Grantor to Agent as provided herein; (iv) all actions necessary or desirable to perfect, establish the first priority of, or otherwise protect, Agent’s Liens in the Collateral consisting of Investment Related Property, and the proceeds thereof, will have been duly taken, under the laws of the United States or any state thereof (A) upon the execution and delivery of this Agreement; (B) upon the taking of possession by Agent or any custodian of Agent of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by the applicable Grantor; (C) upon the filing of financing statements in the applicable jurisdiction set forth on Schedule 5 attached hereto for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates; (D) with respect to any Deposit Accounts and Securities Accounts, upon the execution and delivery of Control Agreements with respect thereto; and (E) with respect to the pledge of the stock of PGIC NV and the restrictions on transfer and agreement not to encumber the equity securities issued by PGIC NV, upon the receipt of required approvals from Nevada Gaming Authorities; and (v) each

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Grantor has delivered to Agent or a custodian of Agent all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(f) No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally and except for approvals required under applicable mandatory Gaming Laws. No Intellectual Property License material to the conduct of such Grantor’s business to which such Grantor is a party requires any consent for such Grantor to grant the security interest granted hereunder, to the extent permitted under Section 9-408 of the Code, in such Grantor’s right, title or interest in or to any Copyrights, Patents, Trademarks or material Intellectual Property Licenses.

(g) To the extent necessary or desirable in the operation of such Grantor’s business and subject to the Required Library obligations set forth in the Purchase Documents, such Grantor has made in accordance with the procedures and regulations of the United States Copyright Office and the United States Patent and Trademark Office, as applicable, all payments, filings and recordations to protect and maintain its interest in the Intellectual Property identified on Schedule 1 in a manner sufficient to claim in the public record such Grantor’s ownership thereof, including (i) making all necessary registration, maintenance, and renewal fee payments; and (ii) filing all necessary documents, including all applications for registration of Copyrights comprising the Required Library, Patents and Trademarks.

(h) Such Grantor has and uses commercially reasonable efforts to enforce a policy requiring its employees, consultants and contractors to execute appropriate assignment agreements, pursuant to which each such employee, consultant or contractor has assigned to such Grantor all of such individual’s rights (including with respect to Intellectual Property) in and to all ideas, inventions, processes, works of authorship and other work products that relate to such Grantor’s business and that were conceived, created, authored or developed during the term of such employee’s, consultant’s or contractor’s employment or engagement by such Grantor. No past or present employee or contractor of such Grantor has any ownership interest, license, permission or other right in or to any Intellectual Property that is necessary to, or economically desirable in connection with, the conduct of any such Grantor’s business, except that solely to the extent necessary for the conduct of their work for or on behalf of any Grantor, (i) employees of such Grantor may have permission to use Intellectual Property Rights and (ii) contractors may have permission to use or license rights in the Intellectual Property.

(i) Except as set forth in Schedule 1, no claim has been made in writing and is continuing or, to such Grantor’s knowledge, threatened that the use by such Grantor of any

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Intellectual Property that is necessary to, or economically desirable in connection with, the conduct of its business does or may violate the Intellectual Property rights of any Person. To such Grantor’s knowledge, there is currently no infringement or unauthorized use of any item of Intellectual Property contained on Schedule 1.

(j) Schedule 6 attached hereto sets forth all motor vehicles owned by Grantors as of the Closing Date, by model, model year and vehicle identification number.

6. Covenants. Each Grantor covenants and agrees, as to itself, with Agent and the Purchaser Group that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 23 hereof:

(a) Possession of Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, and if and to the extent that perfection or priority of Agent’s Security Interest is dependent on or enhanced by possession, such Grantor, immediately upon the request of Agent and in accordance with Section 8 hereof, shall, subject to all applicable mandatory Gaming Laws, execute such other documents and instruments as shall be requested by Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to Agent or a custodian of Agent, together with such undated powers endorsed in blank as shall be requested by Agent;

(b) Chattel Paper.

(i) Such Grantor shall take all steps necessary or desirable to grant Agent control of all electronic Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction;

(ii) If such Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Note Purchase Agreement), promptly upon the request of Agent, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of International Game Technology, a Nevada corporation, as Agent for the benefit of the Purchaser Group”;

(c) Control Agreements.

(i) Except to the extent otherwise permitted by the Note Purchase Agreement, each Grantor shall obtain an authenticated Control Agreement, from each bank holding a Deposit Account for such Grantor;

(ii) Except to the extent otherwise permitted by the Note Purchase Agreement, each Grantor shall obtain authenticated Control Agreements, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor;

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(d) Letter of Credit Rights. Each Grantor that is or becomes the beneficiary of a letter of credit shall promptly (and in any event within 5 Business Days after becoming a beneficiary), notify Agent thereof and, upon the request by Agent, enter into, and use commercially reasonable efforts to cause such issuer or confirming bank to enter into, a tri-party agreement with Agent and the issuer or confirming bank with respect to letter-of-credit rights (as that term is defined in the Code) assigning such letter-of-credit rights to Agent and directing all payments thereunder to a deposit account designated by Agent, all in form and substance satisfactory to Agent;

(e) Commercial Tort Claims. Each Grantor shall promptly (and in any event within 5 Business Days of receipt thereof), notify Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim after the date hereof against any third party and, upon request of Agent, promptly amend Schedule 3 to this Agreement, authorize the filing of additional financing statements or amendments to existing financing statements and do such other acts or things deemed necessary or desirable by Agent to give Agent a first priority, perfected security interest in any such Commercial Tort Claim, subject to Permitted Liens;

(f) Government Contracts. If any Account or Chattel Paper arises out of a contract or contracts with the United States of America or Canada or any department, agency, or instrumentality thereof, Grantors shall promptly (and in any event within 5 Business Days of the creation thereof) notify Agent thereof in writing and take any steps reasonably required by Agent in order that all moneys due or to become due under such contract or contracts shall be assigned to Agent, for the benefit of the Purchaser Group, and notice thereof given under the Assignment of Claims Act or other applicable law;

(g) Intellectual Property.

(i) Upon request of Agent, in order to facilitate filings with the United States Patent and Trademark Office, the United States Copyright Office, each Grantor shall execute and deliver to Agent one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements to evidence Agent’s Lien on such Grantor’s Patents, Trademarks, or Copyrights (limited, with respect to Copyrights only, to registered Copyrights and all Copyrights for which an application for registration has been filed with the United States Copyright Office), and the General Intangibles of such Grantor relating thereto or represented thereby;

(ii) Each Grantor shall have the duty, to the extent necessary or economically desirable in the operation of such Grantor’s business, (A) to promptly sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, and (D) to take all necessary or desirable action to preserve and maintain all of such Grantor’s Patents, Trademarks, Copyrights, Intellectual Property Licenses, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings. Any

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expenses incurred in connection with the foregoing shall be borne by the appropriate Grantor. Each Grantor further agrees (x) not to abandon any Patent, Trademark, Copyright, or Intellectual Property License that is necessary or economically desirable in the operation of such Grantor’s business without the prior written consent of Agent, and (y) to use commercially reasonable efforts to ensure that any Intellectual Property License entered into after the Closing Date by such Grantor under which such Grantor is the licensor and that generates or, by its terms, will generate revenue for such Grantor, permits the assignment of such agreement (and all rights of such Grantor thereunder) to the Agent (and any successors or permitted assigns of the Agent);

(iii) Grantors acknowledge and agree that the Purchaser Group shall have no duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses. Without limiting the generality of this Section 6(g), Grantors acknowledge and agree that no member of the Purchaser Group shall be under any obligation to take any steps to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses against any other Person, but Agent may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including, reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Issuer and shall be chargeable to the Note Account;

(iv) With respect to all Intellectual Property that is material to the conduct of Grantor’s businesses, such Grantor agrees, subject to the last sentence of this subsection, to take all necessary or desirable steps, including making all payments and filings in connection with registration, maintenance, and renewal of Copyrights (limited, with respect to Copyrights only, to the Required Library), Trademarks, and Patents in the United States Copyright Office, the United States Patent and Trademark Office, any other appropriate government agencies in foreign jurisdictions or in any court, to maintain all such Intellectual Property. Such Grantor hereby agrees to take corresponding steps with respect to all new or acquired Intellectual Property (limited, with respect to Copyrights only, to the Copyrights comprising the Required Library) to which it or any of its Subsidiaries is now or later becomes entitled that is material to the conduct of its business. Any expenses incurred in connection with such activities shall be borne solely by such Grantor. Notwithstanding the foregoing, in no event shall such Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any Copyright with the United States Copyright Office or any similar office or agency without giving Agent prior written notice thereof or any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency without giving Agent written notice thereof promptly thereafter (and in no event later than 5 Business Days after such filing). Promptly upon any such filing, such Grantor shall comply with Section 6(g)(i) hereof;

(v) Within 30 days after the end of each calendar quarter ending after the requirements of Section 6(h) hereof are satisfied, such Grantor shall deliver to Agent documentation satisfactory to Agent identifying the Copyrights, whether created or acquired before or after the Closing Date, comprising the Required Library (including all supporting documentation relating to the determination of the composition of the Required Library), and the amount of revenue and the percentage of the aggregate amount of revenue generated for (A) the preceding calendar quarter, and (B) the preceding twelve month period ending on the last day of such calendar quarter, in each case, by and/or arising from each such Copyright. No more than 5

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days following each such date of delivery, such Grantor shall (A) file applications and take any and all other actions necessary to register or record a transfer of ownership, as applicable, to such Grantor on an expedited basis (if expedited processing is available in accordance with the applicable regulations and procedures of the United States Copyright Office and any similar office of any other United States jurisdiction in which Copyrights are used) each such Copyright comprising the Required Library which on the applicable date of delivery is not already the subject of a valid registration or an application therefor diligently prosecuted with the United States Copyright Office (or any similar office of any other United States jurisdiction in which Copyrights are used) identifying such Grantor as the sole claimant thereof in a manner sufficient to claim in the public record (or as a co-claimant thereof, if such is the case) such Grantor’s ownership thereof, unless filing such a Copyright would waive any trade secret rights and (B) cause to be prepared, executed, and delivered to Agent, with sufficient time to permit Agent to record no later than 5 days following the date of registration of or recordation of transfer of ownership, as applicable, to the applicable Grantor of such Copyrights, (I) a Copyright Security Agreement or supplemental schedules to the Copyright Security Agreement reflecting the security interest of Agent in such Copyrights, which supplemental schedules shall be in form and content suitable for recordation with the United States Copyright Office (or any similar office of any other United States jurisdiction in which Copyrights are used) so as to give constructive notice, when so recorded, of the transfer by such Grantor to Agent of a security interest in such Copyrights and (II) any other documentation as Agent deems necessary, in its sole and absolute discretion, in order to perfect and continue perfected Agent’s Liens on such Copyrights following such recordation;

(vi) Such Grantor shall deposit with the escrow agent designated under the Source Code Escrow Agreement the Source Code, within 5 days following the date of the delivery of the documentation delivered to Agent pursuant to Section 6(g)(v) hereof and in accordance with all other terms and conditions of the Source Code Escrow Agreement;

(vii) Within 30 days after the end of each calendar quarter, such Grantor shall provide Agent with a written report of all new Copyrights (to the extent not already covered in Section 6(g)(v) hereof), Patents and Trademarks that are registered or the subject of pending applications for registrations, which were acquired, generated or filed by such Grantor during the prior period. In the case of such registrations or applications therefor, which were acquired by such Grantor, such Grantor shall file the necessary documents with the appropriate filing office identifying such Grantor as the sole claimant thereto in a manner sufficient to claim in the public record (or as a co-claimant thereof, if such is the case) such Grantor’s ownership thereof. In each of the foregoing cases, such Grantor shall cause to be prepared, executed, and delivered to Agent supplemental schedules to the applicable Purchase Documents to identify such Copyright, Patent and Trademark registrations and applications therefor as being subject to the security interests created thereunder and shall comply with Section 6(g)(i) hereof;

(viii) Upon receipt from the United States Copyright Office of notice of registration of any Copyright(s), such Grantor shall promptly (but in no event later than 5 days following such receipt) notify Agent of such registration by delivering, or causing to be delivered to Agent, via overnight courier, electronic mail or telefacsimile at the addresses designated in the Note Purchase Agreement, documentation sufficient for Agent to perfect Agent’s Liens on such Copyright(s);

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(ix) Such Grantor shall take the actions to protect the confidentiality of the Intellectual Property Rights that are necessary or economically desirable to the conduct of its business, including (a) taking actions to protect the secrecy and confidentiality of its confidential information and trade secrets by requiring all current employees, consultants, licensees, vendors and contractors to execute appropriate confidentiality agreements; (b) taking actions necessary to ensure that no trade secret falls or has fallen into the public domain; and (c) protecting the secrecy and confidentiality of the source code of all computer software programs and applications of which it is the owner or licensee by requiring any licensees (or sublicensees) of such source code to enter into license agreements with appropriate use and non-disclosure restrictions;

(h) Conditions Subsequent. Promptly following the Closing Date, but in any event within 90 days after the Closing Date, Agent shall have received:

(i) duly executed counterparts of the Source Code Escrow Agreement,

(ii) evidence satisfactory to the Agent that the Loan Parties shall have deposited the Source Code with the escrow agent in accordance with the terms and conditions of the Source Code Escrow Agreement, and

(iii) (A) satisfactory evidence that each Grantor shall have filed applications and taken any and all other actions necessary to register or record a transfer of ownership, as applicable, to such Grantor of each such Copyright comprising the Required Library which on the applicable date of delivery is not already the subject of a valid registration or an application therefore diligently prosecuted with the United States Copyright Office (or any similar office of any other United States jurisdiction in which Copyrights are used) identifying such Grantor as the sole claimant thereof in a manner sufficient to claim in the public record (or as a co-claimant thereof, if such is the case) such Grantor’s ownership thereof unless filing such a Copyright would waive any trade secret rights, and (B) with sufficient time to permit Agent to record no later than 5 days following the date of registration of or recordation of transfer of ownership, as applicable, to the applicable Grantor of such Copyrights, (I) a Copyright Security Agreement or supplemental schedules to the Copyright Security Agreement reflecting the security interest of Agent in such Copyrights, which supplemental schedules shall be in form and content suitable for recordation with the United States Copyright Office (or any similar office of any other United States jurisdiction in which Copyrights are used) so as to give constructive notice, when so recorded, of the transfer by such Grantor to Agent of a security interest in such Copyrights and (II) any other documentation as Agent deems necessary in order to perfect and continue perfected Agent’s Liens on such Copyrights following such recordation.

(i) Investment Related Property.

(i) If any Grantor shall receive or become entitled to receive any Pledged Interests after the Closing Date, it shall promptly (and in any event within 5 Business Days of receipt thereof) deliver to Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;

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(ii) Upon the occurrence of an Event of Default and during the continuance thereof, all sums of money and property paid or distributed in respect of the Investment Related Property which are received by any Grantor shall be held by the Grantors in trust for the benefit of Agent segregated from such Grantor’s other property, and such Grantor shall deliver such property forthwith to Agent in the exact form received;

(iii) Each Grantor shall promptly deliver to Agent a copy of each notice from any Gaming Authority or any Governmental Authority and each other material written communication received by it in respect of any Pledged Interests;

(iv) No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests other than as permitted by the Purchase Documents and as required by applicable mandatory Gaming Laws;

(v) Each Grantor agrees that it will cooperate with Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interest on the Investment Related Property or any sale or transfer thereof;

(vi) As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreements (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction;

(j) Real Property; Fixtures. Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property with a Current Value in excess of $100,000 it will promptly (and in any event within 5 Business Days of acquisition) notify Agent of the acquisition of such Real Property and, at the request of Agent in its sole and absolute discretion, (A) it will grant to Agent, for the benefit of the Purchaser Group, a first priority Mortgage (subject to Permitted Liens) on each fee interest in Real Property now or hereafter owned by such Grantor and shall deliver such other documentation and opinions, in form and substance satisfactory to Agent in its sole and absolute discretion, in connection with the grant of such Mortgage as Agent shall request, including title insurance policies, financing statements, fixture filings and environmental audits and (B) it shall pay all recording costs, intangible taxes and other fees and costs (including reasonable attorneys’ fees and expenses) incurred in connection therewith. Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property.

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(k) Transfers and Other Liens. Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by the Note Purchase Agreement or the other Purchase Documents, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any of Grantors, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Agent’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Purchase Documents;

(l) Other Actions as to Any and All Collateral. Each Grantor shall promptly (and in any event within 5 Business Days of acquiring or obtaining such Collateral) notify Agent in writing upon acquiring or otherwise obtaining (i) any Collateral after the date hereof consisting of Trademarks, Patents, Copyrights, Intellectual Property Licenses, Investment Related Property, Chattel Paper (electronic, tangible or otherwise), documents (as defined in the Code), promissory notes (as defined in the Code), or instruments (as defined in the Code) or (ii) any amount payable under or in connection with any of the Collateral being or becoming evidenced after the date hereof by any Chattel Paper, documents, promissory notes, or instruments and, in each such case upon the request of Agent and in accordance with Section 8 hereof, promptly execute such other documents, or if applicable, deliver such Chattel Paper, other documents or certificates evidencing any Investment Related Property in accordance with Section 6 hereof and, subject to all applicable mandatory Gaming Laws, do such other acts or things deemed necessary or desirable by Agent to protect Agent’s Security Interest therein; and

(m) Motor Vehicles. Upon request of Agent, with respect to all motor vehicles owned by any Grantors, Grantor shall deliver to Agent, a certificate of title for all such motor vehicles and shall cause those title certificates to be filed (with Agent’s lien noted thereon) in the appropriate state motor vehicle filing office.

(n) Covenants set Forth in the Note Purchase Agreement. Each Grantor will, and will cause each of its Subsidiaries to, comply at all times with each and every covenant applicable to such Grantor set forth in Article VI of the Note Purchase Agreement as if set forth in full herein.

7. Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the other Purchase Documents referred to below in the manner so indicated.

(a) Note Purchase Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Note Purchase Agreement, such provision of the Note Purchase Agreement shall control.

(b) Patent, Trademark, Copyright Security Agreements. The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Agent hereunder.

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8. Further Assurances.

(a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Agent may reasonably request, in order to perfect and protect any Security Interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b) Each Grantor authorizes the filing by Agent of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Agent such other instruments or notices, as may be necessary or as Agent may request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c) Each Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction.

(d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.

9. Agent’s Right to Perform Contracts. Upon the occurrence and during the continuance of an Event of Default, Agent (or its designee) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could.

10. Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing, to take any action and to execute any instrument which Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

(b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Agent;

(c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d) to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Agent with respect to any of the Collateral;

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(e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

(f) to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

(g) Agent on behalf of the Purchaser Group shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and Intellectual Property Licenses and, if Agent shall commence any such suit, the appropriate Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents required by Agent in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Section 10. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11. Agent May Perform. If any Grantor fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

12. Agent’s Duties. The powers conferred on Agent hereunder are solely to protect Agent’s interest in the Collateral, for the benefit of the Purchaser Group and shall not impose any duty upon Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property.

13. Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuation of an Event of Default, Agent or Agent’s designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to Agent, for the benefit of the Purchaser Group, or that Agent has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Purchase Documents.

14. Disposition of Pledged Interests by Agent. None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Agent may approach only a restricted number of potential purchasers and further understands that a sale under such

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circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Agent has handled the disposition in a commercially reasonable manner.

15. Voting Rights.

(a) Upon the occurrence and during the continuation of an Event of Default, (i) Agent may, at its option, and with 5 Business Days prior notice to any Grantor, and in addition to all rights and remedies available to Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Agent, such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

(b) For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Agent and the other members of the Purchaser Group or the value of the Pledged Interests.

16. Remedies. Upon the occurrence and during the continuance of an Event of Default:

(a) Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Purchase Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or

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more parcels at public or private sale, at any of Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by any of Grantors or with respect to which any of Grantors have rights under license, sublicense, or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Agent.

(c) Any cash held by Agent as Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Note Purchase Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(d) Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Agent shall have the right to an immediate writ of possession without notice of a hearing. Agent shall have the right to the appointment of a receiver for the properties and assets of each of Grantors, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantors may have thereto or the right to have a bond or other security posted by Agent.

17. Remedies Cumulative. Each right, power, and remedy of Agent as provided for in this Agreement or in the other Purchase Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Purchase Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent of any or all such other rights, powers, or remedies.

18. Additional Provisions Relating to Gaming Laws and Gaming Licenses. Each Grantor agrees that, upon the occurrence of and during the continuance of an Event of Default and at Agent’s request, it will, and will cause each of its Subsidiaries to, promptly cooperate with

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the Agent with respect to the filing of its applications for approval and shall take all other and further actions required by Agent to assist Agent in obtaining such licenses and other approvals or consents of the Nevada Gaming Authorities, the Mississippi Gaming Authorities, and any other Governmental Authorities with jurisdiction as are necessary for the Agent, to operate the businesses of Grantor and its Subsidiaries or to acquire an interest in any Person holding any such Gaming License pursuant to the Gaming Laws. In the event any or all Grantors or any of their Subsidiaries fails or refuses to cooperate with the Agent in filing such applications, each Grantor hereby irrevocably appoints and authorizes the Agent as attorney in fact of such Grantors for the purpose of preparing, signing, fling and prosecuting to final action of the applicable Gaming Authorities any such applications. To enforce the provisions of this Section 18, Agent is empowered to request the appointment of a receiver or similar independent person to preserve and operate the business of the Grantor and its Subsidiaries from any court, or if applicable under the Gaming Laws of a Gaming Authority, of competent jurisdiction. Such receiver or similar person shall be instructed to seek from the applicable Nevada Gaming Authority or Mississippi Gaming Authority and any other Governmental Authorities with jurisdiction authorization pursuant to the Gaming Laws to continue operation of the businesses of each Grantor and its Subsidiaries under all necessary Gaming Licenses for the purpose of seeking a bona fide purchaser of the businesses of each Grantor and its Subsidiaries. Each Grantor hereby agrees to consent to, and to cause each of its Subsidiaries to consent to such an authorization pursuant to the Gaming Laws to continue the operation of the businesses of such Grantor and its Subsidiaries upon the request of the receiver so appointed and, if any Grantor or any such Subsidiary shall refuse to so consent, its consent may be required by the court. Upon the occurrence and continuance of an Event of Default, each Grantor shall, and shall cause its Subsidiaries to, assist in obtaining approval of the applicable Nevada Gaming Authority or Mississippi Gaming Authority and any other Governmental Authorities with jurisdiction, if required, for any action or transactions contemplated by this Agreement or the Purchase Documents, including, preparation, execution, and filing with the applicable Nevada Gaming Authority or Mississippi Gaming Authority and any other Governmental Authorities with jurisdiction of any application or applications for authorization pursuant to the Gaming Laws for the receiver to continue the operation of the businesses of any Grantor and its Subsidiaries under any Gaming License or transfer of control necessary or appropriate under the applicable Gaming Laws for approval of the transfer or assignment of any portion of the Collateral. In the event any or all Grantors or any of their Subsidiaries fails or refuses to cooperate with the Agent in filing such applications, each Grantor hereby irrevocably appoints and authorizes Agent as attorney in fact of such Grantors for the purpose of preparing, signing, filing and prosecuting to final action of the applicable Gaming Authorities any such applications. Each Grantor acknowledges that the authorization pursuant to the Gaming Laws for the receiver to continue the operation of the businesses of any Grantor and its Subsidiaries under the Gaming Licenses or for a transfer of control is integral to Agent’s realization of the value of the Collateral, that there is no adequate remedy at law for failure by each Grantor to comply with the provisions of this Section 18 and that such failure would not be adequately compensable in damages, and therefore agrees that the agreements contained in this Section 18 may be specifically enforced.

19. Marshaling. Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of

24

such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

20. Indemnity and Expenses.

(a) Each Grantor agrees to indemnify Agent and the other members of the Purchaser Group from and against all claims, lawsuits and liabilities (including reasonable attorneys fees) growing out of or resulting from this Agreement (including, enforcement of this Agreement) or any other Purchase Document to which such Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Note Purchase Agreement and the repayment of the Secured Obligations.

(b) Grantors, jointly and severally, shall, upon demand, pay to Agent (or Agent, may charge to the Note Account) all the Purchaser Group costs and expenses which Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Purchase Documents, (iii) the exercise or enforcement of any of the rights of Agent hereunder or (iv) the failure by any of Grantors to perform or observe any of the provisions hereof.

21. Merger, Amendments; Etc. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER PURCHASE DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent and each of Grantors to which such amendment applies.

22. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Agent at its address specified in the Note Purchase Agreement or Guaranty, and to any of the Grantors at their respective addresses specified in the Note Purchase Agreement, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

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23. Continuing Security Interest: Assignments under Note Purchase Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Obligations (other than contingent indemnification obligations and Obligations under the Warrant and the Registration Rights Agreement) have been paid in full in cash in accordance with the provisions of the Note Purchase Agreement and the Commitments have expired or have been terminated, (b) be binding upon each of Grantors, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Agent, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any of the Purchasers may, in accordance with and to the extent permitted by the provisions of the Note Purchase Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Note Purchase Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such the Purchaser herein or otherwise. Upon payment in full in cash of the Obligations (other than contingent indemnification obligations and Obligations under the Warrant and Registration Rights Agreement) in accordance with the provisions of the Note Purchase Agreement and the expiration or termination of the Commitments, the Security Interest granted hereby and this Agreement shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. At such time, Agent will authorize (i) the filing of appropriate termination statements to terminate such Security Interests, (ii) the filing of releases of its security interests or liens on the Grantors’ Patents, Copyrights, and Trademarks, and (iii) the filing of other documents reasonably requested by the Grantors which are necessary to remove any cloud on the title on any Grantor’s Copyrights, Patents, or Trademarks which cloud was caused by the filing of any documents by Agent under this Agreement. In addition, upon any sale or other disposition by any Grantor of any item of Collateral in compliance with the terms of the Note Purchase Agreement and the other Purchase Documents, the Security Interest granted hereby in such item and this Agreement (insofar as it applies to such item) shall terminate and all rights to such item shall revert to Grantors or any other Person entitled thereto. At such time, Agent will authorize (i) the filing of appropriate financing statement amendments to evidence the termination of such Security Interests in such item, (ii) the filing of releases of its security interests or liens in such item with the United States Copyright Office or United States Patent and Trademark Office, as applicable, and (iii) the filing of other documents reasonably requested by the Grantors which are necessary to remove any cloud on the title on such item, which cloud was caused by the filing of any documents by Agent under this Agreement. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Note Purchase Agreement, any other Purchase Document, or any other instrument or document executed and delivered by any Grantor to Agent nor any additional Loans made by any Purchaser to Issuer, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Agent, nor any other act of the Purchaser Group, or any of them, shall release any of Grantors from any obligation, except a release or discharge executed in writing by Agent in accordance with the provisions of the Note Purchase Agreement. Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion.

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24. Governing Law. THIS AGREEMENT AND THE OTHER PURCHASE DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER PURCHASE DOCUMENT IN RESPECT OF SUCH OTHER PURCHASE DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

25. CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER PURCHASE DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEVADA IN THE COUNTY OF WASHOE OR OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEVADA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GRANTOR HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES, AND DOCUMENTS IN ANY SUIT, ACTION, OR PROCEEDING BROUGHT IN THE UNITED STATES OF AMERICA ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER PURCHASE DOCUMENTS BY THE MAILING (BY REGISTERED MAIL OR CERTIFIED MAIL, POSTAGE PREPAID) OR DELIVERING OF A COPY OF SUCH PROCESS TO SUCH GRANTOR, C/O THE ISSUER, AT THE ISSUER’S ADDRESS FOR NOTICES AS SET FORTH IN SECTION 11.01 OF THE NOTE PURCHASE AGREEMENT. THE GRANTORS AGREE THAT A FINAL NONAPPEALABLE JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT AND THE PURCHASERS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GRANTOR IN ANY OTHER JURISDICTION. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GRANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER PURCHASE DOCUMENTS.

26. WAIVER OF JURY TRIAL, ETC. EACH GRANTOR AND AGENT, ON BEHALF OF ITSELF AND EACH PURCHASER, HEREBY WAIVES ANY RIGHT TO A

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TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER PURCHASE DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH GRANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF AGENT OR ANY PURCHASER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT OR ANY PURCHASER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH GRANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR AGENT ENTERING INTO THIS AGREEMENT ON BEHALF OF ITSELF AND THE PURCHASERS.

27. Compliance with Gaming Laws. Notwithstanding anything to the contrary contained herein or in any other Purchase Documents, Agent expressly acknowledges and agrees that the exercise of its rights and remedies under this Agreement is subject to the mandatory provisions of the Gaming Laws. Specifically, Agent acknowledges and agrees that:

(a) The pledge by Grantors of the Investment Related Property in or of Gaming Subsidiaries, and any restrictions on the transfer of and agreements not to encumber the Investment Related Property in or of Gaming Subsidiaries contained in this Agreement or in any other Purchase Document, are not effective without the prior approval of the NGC upon the recommendation of the NGCB or the prior approval of the Mississippi Gaming Authorities, as applicable. The certificates or instruments representing or evidencing the Investment Related Property in or of Gaming Subsidiaries may not be delivered to Agent until such approval has been obtained. The approval of the pledge of the Investment Related Property in or of Gaming Subsidiaries may require amendment of this Agreement to include additional references to regulatory requirements under the Gaming Laws. In addition, no amendment of this Agreement shall be effective until applicable approvals, if any, of the Nevada Gaming Authorities and the Mississippi Gaming Authorities have been obtained.

(b) In the event that Agent exercises one or more of the remedies set forth in this Agreement with respect to any Investment Related Property in or of Gaming Subsidiaries, including without limitation, foreclosure or transfer of any interest in the Investment Related Property in or of Gaming Subsidiaries (except back to Grantors), the exercise of voting and consensual rights, and any other resort to or enforcement of the security interest in the Investment Related Property in or of Gaming Subsidiaries, such action shall require the separate and prior approval of the Nevada Gaming Authorities or the Mississippi Gaming Authorities, as applicable, and the licensing of Agent, unless such licensing requirement is waived by the Nevada Gaming Authorities or the Mississippi Gaming Authorities, as applicable.

(c) Agent and any custodial agent of Agent in the State of Nevada or State of Mississippi shall be required to comply with the conditions, if any, imposed by the Nevada Gaming Authorities or Mississippi Gaming Authorities, as applicable, in connection with its

28

approval of the pledge granted hereunder by Grantors of the Investment Related Property in or of Gaming Subsidiaries, including, without limitation, the requirement that Agent or its agent maintain the certificates evidencing the Investment Related Property in or of Gaming Subsidiaries at a location in Nevada or Mississippi identified to the NGCB, and that Agent or its agent permit agents or employees of the NGCB or applicable the Mississippi Gaming Authorities to inspect such certificates immediately upon request during normal business hours.

(d) Neither Agent nor any agent of Agent shall surrender possession of any Investment Related Property in or of Gaming Subsidiaries to any Person other than Grantors without the prior approval of the Nevada Gaming Authorities or the Mississippi Gaming Authorities, as applicable, or as otherwise permitted by the Gaming Laws.

(e) The approval by the Nevada Gaming Authorities and Mississippi Gaming Authorities of this Agreement, or any amendment hereto, is not, and shall not be construed as, the approval, either express or implied, of Agent to take any actions provided for in this Agreement for which approval by the Nevada Gaming Authorities and Mississippi Gaming Authorities is required, without first obtaining such prior and separate approval, to the extent required by the Gaming Laws.

(f) Agent will timely apply for and receive all required approvals of the applicable Nevada Gaming Authority or Mississippi Gaming Authority for the sale or other disposition of gaming equipment regulated by the Gaming Laws (including any such sale or disposition of gaming equipment consisting of slot machines, gaming tables, cards, dice, gaming chips, player tracking systems, and all other “gaming devices” (as such term or words of like import referring thereto are defined in the Gaming Laws), and “associated equipment” (as such term or words of like import referring thereto are defined in the Gaming Laws)).

(g) This Agreement is expressly made subject to the terms and conditions of Section 6.01(c)(ii) of the Note Purchase Agreement, which are hereby incorporated herein by reference.

28. New Subsidiaries. Pursuant to Section 6.01(b) of the Note Purchase Agreement and subject to the exclusions contained therein, any new direct or indirect Subsidiary (whether by acquisition or creation) of any Grantor is required to enter into this Agreement by executing and delivering in favor of Agent an instrument in the form of Annex 1 attached hereto. Upon the execution and delivery of Annex 1 by such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

29. Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Agent” shall be a reference to Agent, for the benefit of the Purchaser Group.

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30. Miscellaneous.

(a) This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Purchase Document mutatis mutandis.

(b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c) Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(d) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(e) Unless the context of this Agreement or any other Purchase Document clearly requires otherwise, the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” whether or not so expressly stated in each such instance and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. References in this Agreement to “determination” by Agent include estimates honestly made by Agent (in the case of quantitative determinations) and beliefs honestly held by Agent (in the case of qualitative determinations). Any reference herein or in any other Purchase Document to the satisfaction or repayment in full of the Secured Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Secured Obligations (other than

30

unasserted contingent indemnification Secured Obligations, unasserted contingent Obligations under the Registration Rights Agreement and Obligations under the Warrants, the Conversion Shares and the Warrant Shares). Any requirement of a writing contained herein or in any other Purchase Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:	PGIC NV, a Nevada corporation

	By:	/s/ RUSSEL H. MCMEEKIN
	Name:	Russel H. McMeekin
	Title:	President and Chief Executive Officer

MGC, INC., a Nevada corporation

	By:	/s/ RUSSEL H. MCMEEKIN
	Name:	Russel H. McMeekin
	Title:	President and Chief Executive Officer

PROGRESSIVE GAMES, INC., a Delaware corporation

	By:	/s/ RUSSEL H. MCMEEKIN
	Name:	Russel H. McMeekin
	Title:	President and Chief Executive Officer

GAMES OF NEVADA, INC., a Nevada corporation

	By:	/s/ RUSSEL H. MCMEEKIN
	Name:	Russel H. McMeekin
	Title:	President and Chief Executive Officer

VIKING MERGER SUBSIDIARY, LLC, a Delaware limited liability company

	By:	/s/ RUSSEL H. MCMEEKIN
	Name:	Russel H. McMeekin
	Title:	President and Chief Executive Officer

PRIMELINE GAMING TECHNOLOGIES, INC., a California corporation

	By:	/s/ RUSSEL H. MCMEEKIN
	Name:	Russel H. McMeekin
	Title:	President and Chief Executive Officer

[Signature page to Security Agreement]

MIKOHN INTERNATIONAL, INC., a Nevada corporation

By:	/s/ RUSSEL H. MCMEEKIN
Name:	Russel H. McMeekin
Title:	President and Chief Executive Officer

MIKOHN HOLDINGS, INC., a Nevada corporation

By:	/s/ RUSSEL H. MCMEEKIN
Name:	Russel H. McMeekin
Title:	President and Chief Executive Officer

ENDX, INC. (USA), a Nevada corporation

By:	/s/ RUSSEL H. MCMEEKIN
Name:	Russel H. McMeekin
Title:	President and Chief Executive Officer

PGI (MACAO) LTD., a Macau limited liability company

By:	/s/ RUSSEL H. MCMEEKIN
Name:	Russel H. McMeekin
Title:	Authorized Agent

[Signature page to Security Agreement]

PGIC HOLDINGS, LIMITED,
a company incorporated in England and Wales

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Treasurer

PROGRESSIVE GAMING INTERNATIONAL (GROUP) LTD.,
a company incorporated in England and Wales

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Treasurer

PROGRESSIVE GAMING INTERNATIONAL (UK) LTD.,
a company incorporated in England and Wales

By:	/s/ HEATHER A. ROLLO
Name:	Heather A. Rollo
Title:	Treasurer

[Signature page to Security Agreement]

AGENT:	INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation,
as Agent

	By:	/s/ DANIEL R. SICILIANO
	Name:	Daniel R. Siciliano
	Title:	Chief Accounting Officer and Treasurer

[Signature page to Security Agreement]

SCHEDULE 1

INTELLECTUAL PROPERTY

[SEE ATTACHED]

SCHEDULE 2

PLEDGED COMPANIES

Name of Grantor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.

SCHEDULE 3

COMMERCIAL TORT CLAIMS

[include specific case caption or descriptions per Official Code Comment 5 to Section 9-108 of the Code]

SCHEDULE 4

OWNED REAL PROPERTY

NONE.

SCHEDULE 5

LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

Grantor	Jurisdictions

SCHEDULE 6

OWNED MOTOR VEHICLES

[SEE ATTACHED]

ANNEX 1 TO SECURITY AGREEMENT

FORM OF SUPPLEMENT

Supplement No.              (this “Supplement”) dated as of                     , 20    , to the Security Agreement dated as of August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation, in its capacity as Agent for the Purchaser Group (together with its successors and assigns, if any, in such capacity “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Note and Warrant Purchase Agreement dated as of August 4, 2008 (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Note Purchase Agreement”) Progressive Gaming International Corporation, a Nevada corporation (“Issuer”), each Subsidiary of the Issuer listed as a “Guarantor” on the signature pages thereto (such Subsidiaries, together with any additional entities that become guarantors pursuant to the requirements of Section 6.01(b) thereof or otherwise, each a “Guarantor” and collectively, jointly and severally, the “Guarantors”), the noteholders that are, from time to time, parties thereto (each a “Purchaser” and collectively, the “Purchasers”) and Agent, the Purchaser Group is willing to make certain financial accommodations available to Issuer from time to time pursuant to the terms and conditions thereof;

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or the Note Purchase Agreement; and

WHEREAS, Grantors have entered into the Security Agreement in order to induce the Purchaser Group to make certain financial accommodations to Issuer; and

WHEREAS, pursuant to Section 6.01(b) of the Note Purchase Agreement and subject to the exclusions set forth therein, new direct or indirect Subsidiaries of Issuer, must execute and deliver certain Purchase Documents, including the Security Agreement, and the execution of the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Supplement in favor of Agent, for the benefit of the Purchaser Group;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1. In accordance with Section 28 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a

“Grantor” thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to Agent, for the benefit of the Purchaser Group, a security interest in and security title to all assets of such New Grantor including, all property of the type described in Section 2 of the Security Agreement to secure the full and prompt payment of the Secured Obligations, including, any interest thereon, plus reasonable attorneys’ fees and expenses if the Secured Obligations represented by the Security Agreement are collected by law, through an attorney-at-law, or under advice therefrom. Schedule 1, “Intellectual Property”, Schedule 2, “Pledged Companies”, Schedule 3, “Commercial Tort Claims”, Schedule 4, “Owned Real Property,” Schedule 5, “List of Uniform Commercial Code Filing Jurisdictions,” and Schedule 6, “Owned Motor Vehicles” attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, and Schedule 6 respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference.

2. Each New Grantor represents and warrants to Agent and the Purchaser Group that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3. This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.

4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

5. This Supplement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each New Grantor and Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

NEW GRANTORS:	[Name of New Grantor]

By:
Name:
Title:

[Name of New Grantor]

By:
Name:
Title:

AGENT:		INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation, as Agent

By:
Name:
Title:

EXHIBIT A

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules hereto, this “Copyright Security Agreement”) is made as of this 15th day of August, 2008, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation, in its capacity as agent for the Purchaser Group (together with its successors and assigns, if any, in such capacity “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Note and Warrant Purchase Agreement dated as of August 4, 2008 (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Note Purchase Agreement”), Progressive Gaming International Corporation, a Nevada corporation (“Issuer”), each Subsidiary of the Issuer listed as a “Guarantor” on the signature pages thereto (such Subsidiaries, together with any additional entities that become guarantors pursuant to the requirements of Section 6.01(b) thereof or otherwise, each a “Guarantor” and collectively, jointly and severally, the “Guarantors”), the noteholders that are, from time to time, parties thereto (each a “Purchaser” and collectively, the “Purchasers”), and Agent, the Purchaser Group is willing to make certain financial accommodations available to Issuer from time to time pursuant to the terms and conditions thereof;

WHEREAS, the members of the Purchaser Group are willing to make the financial accommodations to Issuer as provided for in the Note Purchase Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of the Purchaser Group, that certain Security Agreement dated as of August 15, 2008 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Purchaser Group, this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or the Note Purchase Agreement.

2. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Purchaser Group, a continuing first priority security interest(subject to Permitted Liens) in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Copyright Collateral”):

(a) all of such Grantor’s Copyrights and Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and other General Intangibles with respect to the foregoing;

(c) all reissues, continuations or extensions of the foregoing; and

(d) all products and proceeds of the foregoing, including, any claim by such Grantor against third parties for past, present or future infringement or dilution of any Copyright or any Copyright licensed under any Intellectual Property License.

The foregoing to the contrary notwithstanding, “Copyright Collateral” shall not include the Excluded Assets.

3. SECURITY FOR OBLIGATIONS. This Copyright Security Agreement and the security interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Purchaser Group, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. SECURITY AGREEMENT. The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Purchaser Group, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5. AUTHORIZATION TO SUPPLEMENT. Grantors shall give Agent prompt notice in writing of any additional United States copyright registrations or applications therefor after the date hereof. Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of Grantors. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS. This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Copyright Security Agreement or any other Purchase Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

[signature page follows]

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	PGIC NV,
a Nevada corporation

By:
Name:
Title:

MGC, INC.,
a Nevada corporation

By:
Name:
Title:

PROGRESSIVE GAMES, INC.,
a Delaware corporation

By:
Name:
Title:

GAMES OF NEVADA, INC.,
a Nevada corporation

By:
Name:
Title:

VIKING MERGER SUBSIDIARY, LLC,
a Delaware limited liability company

By:
Name:
Title:

PRIMELINE GAMING TECHNOLOGIES, INC.,
a California corporation

By:
Name:
Title:

[Signature page to Copyright Security Agreement]

MIKOHN INTERNATIONAL, INC.,
a Nevada corporation

By:
Name:
Title:

MIKOHN HOLDINGS, INC., a Nevada corporation

By:
Name:
Title:

ENDX, INC. (USA), a Nevada corporation

By:
Name:
Title:

PGI (MACAO) LTD., a Macau limited liability company

By:
Name:
Title:	Authorized Agent

[Signature page to Copyright Security Agreement]

PGIC HOLDINGS, LIMITED,
a company incorporated in England and Wales

By:
Name:
Title:

PROGRESSIVE GAMING INTERNATIONAL (GROUP) LTD.,
a company incorporated in England and Wales

By:
Name:
Title:

PROGRESSIVE GAMING INTERNATIONAL (UK) LTD.,
a company incorporated in England and Wales

By:
Name:
Title:

[Signature page to Copyright Security Agreement]

AGENT:	INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation, as Agent

By:
	Name:	Daniel R. Siciliano
	Title:	Chief Accounting Officer and Treasurer

[Signature page to Copyright Security Agreement]

SCHEDULE I

TO

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS

Grantor	Country	Copyright	Registration No.	Registration Date

Copyright Licenses

EXHIBIT B

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules hereto, this “Patent Security Agreement”) is made this 15th day of August, 2008, among the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation, in its capacity as agent for the Purchaser Group (together with its successors and assigns, if any, in such capacity “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Note and Warrant Purchase Agreement dated as of August 4, 2008 (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Note Purchase Agreement”), Progressive Gaming International Corporation, a Nevada corporation (“Issuer”), each Subsidiary of the Issuer listed as a “Guarantor” on the signature pages thereto (such Subsidiaries, together with any additional entities that become guarantors pursuant to the requirements of Section 6.01(b) thereof or otherwise, each a “Guarantor” and collectively, jointly and severally, the “Guarantors”), the noteholders that are, from time to time, parties thereto (each a “Purchaser” and collectively, the “Purchasers”), and Agent, the Purchaser Group is willing to make certain financial accommodations available to Issuer from time to time pursuant to the terms and conditions thereof;

WHEREAS, the members of Purchaser Group are willing to make the financial accommodations to Issuer as provided for in the Note Purchase Agreement, but only upon the condition, among others, that the Grantors shall have executed and delivered to Agent, for the benefit of the Purchaser Group, that certain Security Agreement dated as of August 15, 2008 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Purchaser Group, this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or the Note Purchase Agreement.

2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Purchaser Group, a continuing first priority security interest (subject to Permitted Liens) in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):

(a) all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and other General Intangibles with respect to the foregoing;

(c) all reissues, continuations or extensions of the foregoing; and

(d) all products and proceeds of the foregoing, including, any claim by such Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Intellectual Property License.

The foregoing to the contrary notwithstanding, “Patent Collateral” shall not include the Excluded Assets.

3. SECURITY FOR OBLIGATIONS. This Patent Security Agreement and the security interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Purchaser Group, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Purchaser Group, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Patent Security Agreement shall automatically apply thereto, subject to the terms of the Security Agreement. Grantors shall give prompt notice in writing to Agent with respect to any such new patent rights as provided in the Security Agreement. Without limiting Grantors’ obligations under this Section 5, Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any such new United States or foreign patent rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Patent Security Agreement or any other Purchase Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

[signature page follows]

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	PGIC NV,
a Nevada corporation

By:
Name:
Title:

MGC, INC.,
a Nevada corporation

By:
Name:
Title:

PROGRESSIVE GAMES, INC.,
a Delaware corporation

By:
Name:
Title:

GAMES OF NEVADA, INC.,
a Nevada corporation

By:
Name:
Title:

VIKING MERGER SUBSIDIARY, LLC,
a Delaware limited liability company

By:
Name:
Title:

PRIMELINE GAMING TECHNOLOGIES, INC.,
a California corporation

By:
Name:
Title:

[Signature page to Patent Security Agreement]

MIKOHN INTERNATIONAL, INC.,
a Nevada corporation

By:
Name:
Title:

MIKOHN HOLDINGS, INC., a Nevada corporation

By:
Name:
Title:

ENDX, INC. (USA), a Nevada corporation

By:
Name:
Title:

PGI (MACAO) LTD., a Macau limited liability company

By:
Name:
Title:	Authorized Agent

[Signature page to Patent Security Agreement]

PGIC HOLDINGS, LIMITED,
a company incorporated in England and Wales

By:
Name:
Title:

PROGRESSIVE GAMING INTERNATIONAL
(GROUP) LTD., a company incorporated in England and Wales

By:
Name:
Title:

PROGRESSIVE GAMING INTERNATIONAL (UK) LTD.,
a company incorporated in England and Wales

By:
Name:
Title:

[Signature page to Patent Security Agreement]

AGENT:	INTERNATIONAL GAME TECHNOLOGY,
a Nevada corporation, as Agent

By:
	Name:	Daniel R. Siciliano
	Title:	Chief Accounting Officer and Treasurer

[Signature page to Patent Security Agreement]

EXHIBIT C

PLEDGED INTERESTS ADDENDUM

This Pledged Interests Addendum, dated as of                      , 200    , is delivered pursuant to Section 6 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security Agreement dated as of August 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, to INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation, as Agent. Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement or the Note Purchase Agreement. The undersigned hereby agrees that the additional interests listed on this Pledged Interests Addendum as set forth below shall be and become part of the Pledged Interests pledged by the undersigned to the Agent in the Security Agreement and any pledged company set forth on this Pledged Interests Addendum as set forth below shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.

The undersigned hereby certifies that the representations and warranties set forth in Section 5 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

[ ]

By:
Name:
Title

Name of Grantor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.

EXHIBIT D

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules hereto, this “Trademark Security Agreement”) is made this 15th day of August, 2008, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation, in its capacity as Agent for the Purchaser Group (together with its successors and assigns, if any, in such capacity “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Note and Warrant Purchase Agreement dated as of August 4, 2008 (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Note Purchase Agreement”), Progressive Gaming International Corporation, a Nevada corporation (“Issuer”), each Subsidiary of the Issuer listed as a “Guarantor” on the signature pages thereto (such Subsidiaries, together with any additional entities that become guarantors pursuant to the requirements of Section 6.01(b) thereof or otherwise, each a “Guarantor” and collectively, jointly and severally, the “Guarantors”), the noteholders that are, from time to time, parties thereto (each a “Purchaser” and collectively, the “Purchasers”), and Agent, the Purchaser Group is willing to make certain financial accommodations available to Issuer from time to time pursuant to the terms and conditions thereof;

WHEREAS, the members of the Purchaser Group are willing to make the financial accommodations to Issuer as provided for in the Note Purchase Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of the Purchaser Group, that certain Security Agreement dated as of August 15, 2008 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of Purchaser Group, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or the Note Purchase Agreement.

2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Purchaser Group, a continuing first priority security interest (subject to Permitted Liens) in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):

(a) all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and other General Intangibles with respect to the foregoing;

(c) all reissues, continuations or extensions of the foregoing;

(d) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

(e) all products and proceeds of the foregoing, including, any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademark licensed under any Intellectual Property License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Intellectual Property License.

The foregoing to the contrary notwithstanding, “Trademark Collateral” shall not include the Excluded Assets.

3. SECURITY FOR OBLIGATIONS. This Trademark Security Agreement and the security interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Purchaser Group, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Purchaser Group, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such new trademarks or renewal or extension of any trademark registration as provided in the Security Agreement. Without limiting Grantors’ obligations under this Section 5, Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any such new trademark rights of Grantors. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Trademark Security Agreement or any other Purchase Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

[signature page follows]

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	PGIC NV,
a Nevada corporation

By:
Name:
Title:

MGC, INC.,
a Nevada corporation

By:
Name:
Title:

PROGRESSIVE GAMES, INC.,
a Delaware corporation

By:
Name:
Title:

GAMES OF NEVADA, INC.,
a Nevada corporation

By:
Name:
Title:

VIKING MERGER SUBSIDIARY, LLC,
a Delaware limited liability company

By:
Name:
Title:

PRIMELINE GAMING TECHNOLOGIES, INC.,
a California corporation

By:
Name:
Title:

[Signature page to Trademark Security Agreement]

MIKOHN INTERNATIONAL, INC.,
a Nevada corporation

By:
Name:
Title:

MIKOHN HOLDINGS, INC., a Nevada corporation

By:
Name:
Title:

ENDX, INC. (USA), a Nevada corporation

By:
Name:
Title:

PGI (MACAO) LTD., a Macau limited liability company

By:
Name:
Title:	Authorized Agent

[Signature page to Trademark Security Agreement]

PGIC HOLDINGS, LIMITED,
a company incorporated in England and Wales

By:
Name:
Title:

PROGRESSIVE GAMING INTERNATIONAL (GROUP) LTD.,
a company incorporated in England and Wales

By:
Name:
Title:

PROGRESSIVE GAMING INTERNATIONAL (UK) LTD.,
a company incorporated in England and Wales

By:
Name:
Title:

[Signature page to Trademark Security Agreement]

AGENT:	INTERNATIONAL GAME TECHNOLOGY,
a Nevada corporation, as Agent

By:
	Name:	Daniel R. Siciliano
	Title:	Chief Accounting Officer and Treasurer

[Signature page to Trademark Security Agreement]

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

Trademark Registrations/Applications

Grantor	Country	Mark	Application/ Registration No.	Reg Date

Trade Names

Common Law Trademarks

Trademarks Not Currently In Use

Trademark Licenses